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                                                              EXHIBIT 10.44


                 SOFTWARE LICENSE & SUPPORT SERVICES AGREEMENT

This AGREEMENT is made this 29th day of October, 1997 ("the Effective Date") by and between:

                                  COVER-ALL SYSTEMS, INC. ("CSI")

with offices at:                  18-01 Pollitt Drive
                                  Fair Lawn, New Jersey 07410

and:                              INSPIRE INSURANCE SOLUTIONS, INC. ("INSPIRE")

with offices at:                  300 Burnett Street
                                  Fort Worth, Texas 76102

         WHEREAS, CSI has developed and owns all rights in, and/or has the right to license, that certain suite of computer software programs known as and marketed under the name "Cover-All Classic" Series software programs (hereinafter defined as the "Licensed Program(s)") which software programs provide business solutions for use by the insurance industry; and

         WHEREAS, Inspire is desirous of marketing the Licensed Programs under its own "private label" as part of the PC based total solution package product line which Inspire intends to market directly to end user customers; and

         WHEREAS, CSI has agreed to grant Inspire certain licensing rights with respect to the Licensed Programs and provide Inspire with certain software support services for the consideration hereinafter stated, and subject to and in accordance with the terms and conditions hereinafter appearing;

         NOW THEREFORE in consideration of the premises and mutual representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       DEFINITIONS

         1.1 "DESIGNATED EQUIPMENT" shall mean the equipment configuration specified in Schedule A to this Agreement including future additions thereto, as designated in writing by CSI to Inspire, which equipment configuration(s) has been designated by CSI as being suitable for the operation of the Licensed Programs.


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         1.2     "DERIVATIVE WORK(S)" means any program developed by Inspire, which is based in whole or in part upon any or all of the Shell and/or Licensed Programs or any part or portion thereof, in order to create production level software for use by End Users.

         1.3 "DOCUMENTATION" means all technical and user documentation (including application description manuals, "ADMs") produced by CSI in respect of the Shell, the Licensed Programs and any Update thereto.

         1.4     "END USER(S)" means a customer of Inspire.

         1.5 "END USER AGREEMENT" means the form of software license agreement to be entered into by and between Inspire and an End User with respect to the licensing by Inspire to such End User of Private Label Licensed Program(s).

         1.6 "INFORMATION" means any information (other than the Shell, the Licensed Programs, Private Label Licensed Programs, Documentation and Private Label Documentation) including, but not limited to, specifications, documentation, software programs, software listings, designs, drawings, data and any other information, of whatsoever kind whether in machine readable or visually readable form which is proprietary and/or confidential to CSI or Inspire.

         1.7 "INSPIRE MODIFICATION(S)" shall mean: (1) the source code or object code version (unless otherwise expressly stipulated by the language of this Agreement) of the Shell and/or a Licensed Program(s) which has been modified, adapted, customized or supplemented by or on behalf of Inspire.

         1.8 "LICENSED PROGRAM(S)" shall mean each "Cover-All Classic" Series software program (excluding the PAR Development Tools and Shell) as listed in the now current and any future version of CSI's price book. A copy of the current CSI price book (excluding confidential information) is attached hereto as Exhibit B. The term "Licensed Program(s)" shall specifically include documentation and related materials pertinent to such program and any Updates and corrections thereto hereinafter furnished to Inspire by CSI pursuant to the provisions of this Agreement.

         1.9 "OBJECT FORM" shall mean any machine translated version of the Source Form suitable for execution by computer equipment or any intermediate form derived from Source Form which can be made executable by computer equipment (or which can be embedded in firmware).

         1.10 "PAR DEVELOPMENT TOOLS" means that suite of software tools, to be furnished in both Source Form and Object Form, which facilitates the generation of modifications and customizations to the Licensed Programs. The term "PAR Development Tools" shall specifically include (1) documentation and related materials pertinent to such tools and any "Updates" and corrections thereto





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                 hereinafter furnished to Inspire by CSI pursuant to the
                 provisions of this Agreement.

         1.11 "PRIVATE LABEL" means the mark or trademark under which Inspire markets the Shell, Licensed Programs, Inspire Modifications and Derivative Works to End Users.

         1.12 "PRIVATE LABEL DOCUMENTATION" means Documentation which is marketed and sublicensed by Inspire under its Private Label in accordance with the provisions of Section 10 of this Agreement.

         1.13 "PRIVATE LABEL LICENSED PROGRAM" means collectively (1) the Shell and any Licensed Program, to include Inspire Modifications to the Shell and/or any such Licensed Program, and (2) any. Derivative Work(s), which are marketed and sublicensed by Inspire under its Private Label as authorized by and in accordance with the provisions of this Agreement.

         1.14 "SHELL" means the software program which serves as the application platform for the running and execution of the Licensed Programs. The term "Shell" shall specifically include
                 (1) documentation and related materials pertinent to such program and (2) any "Updates" and corrections thereto hereinafter furnished to Inspire by CSI pursuant to the provisions of this Agreement.

         1.15 "SOURCE FORM" means the unaltered source code version of any Licensed Program(s), the Shell or PAR Development Tools in human or machine readable form on the media and in the language as delivered by CSI to Inspire, or any translation or modification of such Licensed Program(s), the Shell or PAR Development Tools which substantially preserves its original identity and which is capable of being compiled by Inspire to create an Object Form of the corresponding Licensed Program, the Shell or PAR Development Tools.

         1.16 "TERRITORY" means the United States of America, Canada, Mexico, Puerto Rico, Brazil, Argentina, Venezuela, Uruguay, Chile and Colombia. Additional countries may be added to the territory by mutual agreement of CSI and Inspire.

         1.17 "UPDATE" means collectively (1) an error correction, change or improvement made to an existing item of functionality of the Licensed Program(s), the Shell or PAR Development Tools and which is made available as a general release to CSI customers, and (2) a software release issued from time to time by CSI to reflect an ordinary and customary published change and/or addition to those ISO (Insurance Services Organization) and/or NCCI (National Council of Compensation Insurance) rules which CSI is obligated to provide as a component of any item of a Licensed Program. Any such ISO/NCCI update will be based upon CSI's standard interpretation of ISO/NCCI rule changes. ISO/NCCI updates also include (1) for the State of Texas only, any rule, rate or form change issued by





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                 the Texas Department of Insurance with respect to property or commercial automobile insurance and (2) for the States of Texas, Pennsylvania, Michigan and Delaware, any rule, rate or form change issued by the State Workers' Compensation Bureau for any such state.

2.       LICENSE GRANT

         2.1     USE OF SOURCE FORM AND PAR DEVELOPMENT TOOLS

                 CSI hereby grants to Inspire a personal, non-exclusive, non-transferable, right and license to use the Source Form of each of the Licensed Program(s), the Shell, and the PAR Development Tools, in order to:

                          [i] modify and adapt the Licensed Programs or Shell to meet the requirements of Inspire End Users; and

                          [ii] compile Object Form versions of the Private Label Licensed Programs; and

                          [iii] effect error correction and associated software maintenance services in respect of the Licensed Programs, the Shell, the PAR Development Tools and Private Label Licensed Programs; and

                          [iv] create a Derivative Work which is based in whole or in part upon any or all of the Shell and/or the Licensed Programs

         2.2     USE OF OBJECT FORM

                 [i] CSI hereby grants Inspire a personal, non-exclusive, non-transferable, right and license to use, market, distribute and copy (in accordance with the provisions of Section 10 of this Agreement) the Object Form version of the Shell and any Licensed Program solely in connection with the marketing and support of the Private Label Licensed Programs;

                 [ii] CSI hereby grants to Inspire a personal, non-exclusive, non-transferable, right and license to use (subject to payment of the license fee described below) the Object Form version of the Shell, and any Licensed Program for the purpose of providing " TPA Services- (third party administration services) to new customers of Inspire. Inspire agrees not to market or provide such TPA Services to existing customers and/or prospects of CSI as more particularly described in
                 Section 25 below. The license fee to be charged and the method of calculation thereof for use of the Shell and any Licensed Programs (used to provide such TPA Services) shall be mutually agreed upon by CSI and Inspire (on a price and payment schedule basis which is consistent with, the pricing and payment schedule of Inspire's TPA Services) prior to the date upon which Inspire first





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                 commences to provide such TPA Services. Once reached, such mutual agreement shall be set forth in writing and attached to this Agreement as Exhibit C.

         2.3     RIGHT TO SUB-LICENSE OBJECT FORM

                 [i] CSI grants to Inspire the non-exclusive, personal, non-transferable, right to sub-license the Object Form of the Shell, any Licensed Program, any Inspire Modification and any Derivative Work under Inspire's Private Label, to End Users located within the Territory, for use by such End User solely in connection with such End Users' internal business purposes. Such sublicense shall be granted to the End Users as a non exclusive, personal, non transferable license and Inspire may grant a sublicense term for a fixed number of years or a perpetual term;

                 [ii] The grant of any sublicense as contemplated by Sections 2.4[i] above is conditioned upon each End User entering into an End User Agreement with Inspire, which agreement contains, amongst other things, terms for the protection and safeguarding of the sublicensed software, which terms are set forth in Schedule B to this Agreement.

3.       TERM

This Agreement shall commence on the Effective Date and shall continue thereafter in full force and effect for a term of sixty (60) months (the "Initial Term") unless sooner terminated in accordance with the provisions of
Section 26 hereof. Termination of this Agreement shall not affect the validity of: (1) any sublicense granted pursuant to the provisions of Section 2.3 above or (2) except in the event of termination by CSI for breach of this Agreement by Inspire, the license in Section 2.2[H] above as to customers of Inspire receiving TPA services at the time of termination, provided that Inspire continues to make payments required under Section 2.2(ii) and is and remains compliant with its obligations under this Agreement to protect and safeguard CSI intellectual property. In the event that Inspire wishes to extend the term of this Agreement, it shall give CSI not less than ninety (90) days written notice thereof prior to the expiration date of the Initial Term. CSI and Inspire shall negotiate the following terms of such extension term (the "Extension Term") in good faith and mutually agree upon the same prior to the expiration date of the Initial Term: (1) duration of, extension term, (2) Support Services annual fee, and (3) the amount of the "new customer" royalty (as such royalty is more particularly described in Section 18 below). No license fee shall be payable by Inspire during the extension term. Except for the foregoing terms to be agreed upon by the parties, all other terms and conditions of this Agreement shall remain unmodified and shall continue in full force and effect throughout the Extension Term.

4.       DELIVERABLES

         4.1 SOURCE FORM PROGRAMS. CSI will deliver to Inspire one copy of the Source Form of the Shell, PAR Development Tools and each Licensed Program.





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         4.2     OBJECT FORM PROGRAMS. CSI will deliver to Inspire, three (3)
                 copies of the Object Form of the Shell, PAR Development Tools and each Licensed Program.

         4.3 DOCUMENTATION. With each Object Form copy of the Shell, PAR Development Tools and Licensed Program(s), CSI will deliver to Inspire one (1) set of Documentation. Such documentation shall be in printed and machine readable form. Inspire acknowledges and agrees that it shall be responsible for the creation of all end user and operator documentation with respect to Private Label Licensed Programs and Inspire Modifications.

         4.4 MEDIA. The Media used for delivery of machine readable copies of the Licensed Programs, Shell and PAR Development Tools shall be: CD ROM or 3 1/2" Diskette. The format for delivery of the machine readable source code listings and Documentation shall be: Word for Windows 6.0 Format.

         4.5 DELIVERY. CSI will effect delivery CIF, to the address for Inspire set forth at page one of this Agreement, within ten
                 (10) days of the date of this Agreement. CSI will bear all risk of loss up to the time of delivery to Inspire.

5.       TITLE

         5.1     CSI warrants that:

                          [i] it is the owner of and/or licensor of the Shell, the Licensed Programs and the PAR Development Tools;

                          [ii] the Shell, the Licensed Programs and the PAR Development Tools are not in the public domain;

                          [iii] CSI has the full right and authority to grant to Inspire the license rights set forth in Section 2 of this Agreement.

         5.2 Inspire acknowledges and agrees that title in and to the Shell, the Licensed Programs the PAR Development Tools, Private Label Licensed Programs (with the exception of any Inspire Modifications and/or Derivative Works, which are the property of Inspire), Documentation and Private Label Documentation (with the exception of any Inspire Modifications and/or Derivative Works, which are the property of Inspire) relating to the Private Label Licensed Programs shall remain solely in CSI. Except as is expressly provided for by Section 2 and Section 5.3 of this Agreement, Inspire shall have no rights or interest of whatsoever kind, implied or otherwise in or with respect to the Shell, the PAR Development Tools, Licensed Programs, Private Label Licensed Programs (with the exception of any Inspire Modifications and/or Derivative Works, which are the property of





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                 Inspire), Documentation and Private Label Documentation (with the exception of any Inspire Modifications and/or Derivative Works, which are the property of Inspire) relating to the Private Label Licensed Programs.

                 CSI acknowledges and agrees that title in and to any and all Inspire Modifications and Derivative Works is vested in and shall remain solely and exclusively with Inspire. CSI further acknowledges and agrees that it shall acquire no rights whatsoever in or to such Inspire Modifications and/or Derivative Works except as is expressly provided for by the provisions of Section 5.3 below.

         5.3 Inspire agrees to grant to CSI a non-exclusive, non-transferable, perpetual, right and license to use and sublicense (pursuant to terms and conditions to be negotiated in good faith and mutually agreed upon by the parties, which terms and conditions shall be substantially similar to the terms and conditions of this Agreement, except for the royalty payments which shall be agreed upon as set forth below) any Inspire Modification and/or Derivative Work. CSI shall pay Inspire a royalty, in amount to be mutually agreed upon by CSI and Inspire, with respect to each copy of an Inspire Modification and/or Derivative Work which is sublicensed by CSI to an end user customer.

6.       LICENSE FEES

         In consideration of the rights granted to Inspire, pursuant to Section 2 of this Agreement, Inspire hereby agrees to pay CSI a license fee of One Million Five Hundred Thousand ($1,500,000) Dollars payable by Inspire to CSI in accordance with the provisions of Section 17 below.

7.       TRAINING

         CSI will provide, at no charge to Inspire (at a location and upon a date to be mutually agreed upon by CSI and Inspire within thirty [30] days of the date of this Agreement) a training course of six (6) weeks in duration for up to six (6) Inspire personnel. Such training course shall cover Licensed Programs system overview, file structure, program overview, menu and set-up, header and transactions, printing, utilities and accounting, PAR Development Tools, table creation, rating, source code compilation and Object Form software maintenance and such other topics as are mutually agreed upon by CSI and Inspire.

         Inspire shall be responsible for all travel and subsistence expenses incurred by its personnel in connection with their attendance at such training courses, and for all travel and subsistence expenses incurred by CSI instructors in the event that any such training course is held at Inspire's facility in Fort Worth, Texas. Any and all travel and subsistence costs incurred by CSI instructors, pursuant to this
         Section 7, shall be in accordance with CSI's travel policy, a copy of which has been furnished to Inspire by CSI.





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8.       SUPPORT OF LICENSED PROGRAMS

         8.1 Subject always to the provisions of Section 10 below, CSI will provide, to Inspire, the support services described below ("Support Services") with respect to the Licensed Programs, the Shell and the PAR Development Tools. Support Services will be provided during the Initial Term and any Extension Term subject to payment by Inspire to CSI of the applicable annual fee for Support Services (the "Support Fee") as set forth in
                 Section 9 below. Inspire may elect at any time after the Initial Term to terminate CSI's obligation to provide Support Services and Inspire shall have no further payment obligation in respect of Support Services thereafter. Any prepaid Support Services fees shall be refunded to Inspire within thirty (30) days following any such termination.

         8.2     Support Services shall consist of

                 (1) DURING THE FIRST TWELVE (12) MONTHS OF THE INITIAL TERM ONLY, the provision of telephone support to assist Inspire in the use of the PAR Development Tools and the maintenance of the Licensed Programs and the Shell. Such telephone support shall be made available during the hours of 9:00 AM to 5:00 PM EST, Monday through Friday, excluding all CSI recognized national holidays; and

                 (2) the provision of error correction service with respect to any material failure (which Inspire personnel are unable to resolve) of a Licensed Program, the Shell or PAR Development Tools to perform in accordance with its applicable Documentation, provided however, that any such program error has not been introduced through changes to the original Source Form version (as supplied by CSI) of the affected Licensed Program(s), the Shell or PAR Development Tools made by Inspire. In order to receive error correction services, Inspire shall be responsible to identify and document any failure of a Licensed Program, the Shell or PAR Development Tools to conform to the Documentation against an unaltered version of the Source Form of a Licensed Program, the Shell or PAR Development Tools. For this purpose Inspire shall use CSI's standard software error report form ("SPR") a copy of which has been furnished by CSI to Inspire. If CSI verifies the documented error it shall correct such error within the time periods described below, or in the alternative, within the time periods described below, provide Inspire with a bypass routine or work around which will enable the Licensed Program, the Shell or PAR Development Tools to perform substantially in accordance with the Documentation. Upon receipt of an SPR from Inspire, CSI will promptly commence work to verify the error reported by Inspire. Three (3) classes of program error are provided for by CSI's private label support services program:

                          [i] SEVERE - a failure of the Licensed Program, the Shell or PAR Development Tools to function in accordance with its applicable





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                          specifications, such that an End User is unable to
                          make further use of the software without a fix to the problem or a bypass routine or workaround solution. CSI will respond to a Severe category program error within a maximum of one (1) business day from the time of notification of such error. CSI shall dedicate the necessary personnel to address a Severe category error and work upon such error until such time that it is resolved.

                          [ii] MODERATE - Code which contains incorrect logic, incorrect descriptions, major omissions or functional problems which an End User is able to work around. CSI will schedule the appropriate personnel required to resolve the error and will use all commercially reasonable efforts to correct and document all reproducible Moderate category errors within a target time frame of fifteen (15) days from the date of CSI's receipt from Inspire of the SPR in respect of such moderate error.

                          [iii] MINOR - Code which contains a minor error. CSI will schedule the appropriate personnel required to resolve the error and will use all commercially reasonable efforts to correct and document all reproducible Minor category errors within a target time frame of sixty (60) days from the date of CSI's receipt from Inspire of the SPR in respect of such minor error.

         In the event that CSI cannot reproduce a reported error in its operating environment it shall so notify Inspire and CSI and Inspire shall thereafter work together to verify the existence or otherwise of such reported error.

         (3) the provision to Inspire by CSI, of all Updates. Updates shall be provided to Inspire within ten (10) days of the date of general release of any Update.

9.       SUPPORT FEES

         The Support Fee shall be paid annually in advance with respect to each year of the Initial Term and any Extension Term. The annual Support Fee applicable to the Initial Term shall be at the fixed rate of Five Hundred Thousand ($500,000) Dollars per annum. The annual Support Fee for Support Services with respect to any Extension Term shall be as agreed upon by the parties in accordance with the provisions of
         Section 3 above.

10.      "PRIVATE LABEL" RIGHTS AND OBLIGATIONS

         10.1    CSI grants to Inspire, subject to the provisions of this
                 Section 10, the right to:





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                          [i]  market Private Label Licensed Programs to End
                               Users in Object Form; and,

                          [ii] copy the Shell and Licensed Programs in order to
                               create Private Label Licensed Programs for the purpose of sublicensing such programs to End Users, all as is authorized by the provisions of
                               Section 2 above. Inspire shall serialize each copy of the Private Label Licensed Programs and shall keep a log which records: (1) the date that any copy of the Shell and/or a Licensed Program is made by Inspire and (2) the serial number allocated to each such copy; and,

                         [iii] copy the Shell and Licensed Programs in order
                               to create Private Label Licensed Programs for the purpose of demonstrating the same to End Users or prospective End Users and/or providing a Private Label Licensed Program to an End User or Prospective End User for an evaluation period not to exceed sixty (60) days in duration. Prior to conducting any such demonstration and/or providing a Private Label Licensed Program to an End User or prospective End User for evaluation purposes, Inspire shall require the End User or Prospective End User to enter into a non disclosure agreement, substantially in accordance with the terms of the non- disclosure agreement attached hereto as Exhibit A.

         10.2 Inspire agrees to label each item of media which contains a Private Label Licensed Program or any portion thereof with language which acknowledges CSI's ownership of the Licensed Program, such language to read as follows: "CONFIDENTIALITY NOTICE THIS PROGRAM CONTAINS INFORMATION WHICH IS THE PROPERTY OF AND CONFIDENTIAL TO INSPIRE AND/OR ITS LICENSORS. THIS PROGRAM IS FOR USE ONLY BY AN AUTHORIZED LICENSEE OF INSPIRE AND MAY NOT BE TRANSFERRED, COPIED, DISCLOSED OR OTHERWISE MADE AVAILABLE TO ANY OTHER PERSON OR ENTITY." In addition Inspire shall cause the preceding confidentiality notice language to appear on the introductory screen of each Private Label Licensed Program.

         10.3 Inspire agrees (1) to label the cover page of Private Label Documentation with the following language: "CONFIDENTIALITY NOTICE THE INFORMATION CONTAINED HEREIN IS THE PROPERTY OF AND CONFIDENTIAL TO INSPIRE AND/OR ITS LICENSORS, AND IS FOR USE ONLY BY THE INTENDED RECIPIENT THEREOF. IT MAY NOT BE COPIED, MADE AVAILABLE OR DISCLOSED TO ANY OTHER PERSON OR ENTITY EXCEPT WITH THE EXPRESS WRITTEN AUTHORIZATION OF INSPIRE." and
                 (2) to footnote each page (other than the cover page) of Private Label Documentation with the following language: "THE INFORMATION CONTAINED HEREIN IS THE PROPERTY OF AND CONFIDENTIAL TO INSPIRE AND/OR ITS LICENSORS AND IS FOR USE ONLY BY THE INTENDED RECIPIENT THEREOF. IT MAY NOT BE COPIED OR MADE AVAILABLE OR DISCLOSED TO ANY PERSON OR ENTITY EXCEPT WITH THE EXPRESS WRITTEN AUTHORIZATION OF INSPIRE."





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         10.4    The End User Agreement shall at a minimum contain language which obligates the End User to safeguard and protect the Private Label Licensed Program(s) or any portion thereof, substantially in accordance with the language set forth in Schedule B annexed hereto and made a part of this Agreement. Inspire shall enforce the provisions of the End User Agreement for the benefit of CSI and Inspire.

         10.5 Inspire shall give and make, with respect to its marketing and licensing of the Private Label Licensed Programs, no other or different representation(s) or warranty(s) as to quality, merchantability, fitness for a particular use or purpose or any other feature of the Private Label Licensed Programs, other than those given by CSI to Inspire pursuant to this Agreement.

         10.6 Inspire shall be solely responsible for the provision to End Users of Private Label Documentation and software maintenance services in respect of the Private Label Licensed Programs. To assist Inspire with the provision of such software maintenance services, CSI shall provide Inspire with Support Services in accordance with the provisions of Section 8 above.

         10.7 Inspire shall, prior to using the End User Agreement, submit the same for review and approval by CSI, which approval shall not be unreasonably withheld.

         10.8 CSI or its duly appointed representative shall have the right to audit, together with Inspire's designated representative(s), Inspire's records and the marking of all Private Label copies of the Licensed Programs, made by Inspire, to ensure Inspire's compliance with the provisions of
                 Section 10.1[ii] and 10.2 above. These audits shall occur during normal business hours at Inspire's place of business, upon at least three (3) business days advance written notice, and shall occur no more frequently than twice per year.

11.      PROFESSIONAL SERVICES

         11.1 In the event that Inspire requires the assistance of CSI technical personnel to provide services ("Professional Services") over and above those services expressly provided for in this Agreement, Inspire may order Professional Services from CSI by completing CSI's "order for Professional Services." CSI has furnished Inspire with a supply of such order forms.

         11.2 CSI shall furnish Professional Services to Inspire in accordance with the then current rate for the applicable Professional Services skill set which is being provided to Inspire.

         11.3 Inspire shall be responsible to reimburse CSI (in accordance with CSI's travel policy, as more particularly referenced in
                 Section 7 hereof), for all travel, lodging





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                 and subsistence expenses incurred by CSI personnel in the
                 course of performing Professional Services beyond a thirty
                 (30) mile radius of CSI's Headquarters' facility in Fair Lawn, New Jersey, USA.

         11.4 CSI will use all commercially reasonable efforts to provide Professional Services on a timely basis, subject to the availability of qualified personnel and the difficulty and scope of the services to be provided.

         11.5 Professional Services are provided to assist Inspire. Inspire is responsible for determining objectives and for obtaining the desired results from Inspire's use of Professional Services.

         11.6 Inspire acknowledges and agrees that any ideas, concepts, know how or data processing techniques developed by CSI in the course of performing Professional Services shall be the exclusive property of CSI.

12.      PROTECTION OF SOFTWARE

         12.1 Inspire acknowledges that the Shell, the Licensed Programs, and Private Label Licensed Programs (in both Source Form and Object Form) and PAR Development Tools (and all intellectual property relating to or comprised in the Shell, Licensed Programs, Private Label Licensed Programs and the PAR Development Tools, including but not limited to any or all of the program code, system architecture or design of the Shell, Licensed Programs and PAR Development Tools) are (with the exception of any Inspire Modifications and/or Derivative Works, which are the property of Inspire) valuable proprietary trade secrets of CSI. Inspire shall maintain the Shell, Licensed Programs, Private Label Licensed Programs and the PAR Development Tools in the strictest confidence in accordance with the stipulations of this Agreement.

         12.2 Inspire agrees not to use, copy, provide, sublicense or otherwise disclose, or make available to any person or entity, in whole or in part,, any portion of the Shell, Licensed Programs, Private Label Licensed Programs, PAR Development Tools, Documentation or Private Label Documentation except as may be authorized by and subject to the terms of this Agreement. Inspire agrees not to use the PAR Development Tools or any of them, or any part or portion thereof, to create or to attempt to create a derivative work based upon the PAR Development Tools or any of them, or any part or portion thereof.

         12.3 Inspire agrees to apply the highest standard of care to protect and safeguard the Shell, the Licensed Programs, Private Label Licensed Programs and the PAR Development Tools in accordance with the provisions of this Section 12. Inspire shall advise all of Inspire's employees having a need to use the Shell, the Licensed Programs, Private Label Licensed Programs and/or PAR Development Tools on Inspire's behalf, for the purposes contemplated by this Agreement, of the proprietary and confidential nature of the Shell, the Licensed Programs, Private Label Licensed Programs and PAR Development Tools and of all of Inspire's obligations hereunder with respect to the use and safeguarding of the Shell, the Licensed Programs, Private Label Licensed Programs and PAR Development Tools. Each such employee shall be obligated to protect the Shell, Licensed Programs, Private Label Licensed Programs and PAR Development Tools from unauthorized disclosure (as required by the terms of this Agreement) pursuant to an appropriate written and executed non disclosure agreement.

         12.4 Inspire may copy, in whole or in part, any portion of the Shell, the PAR Development Tools and/or the Licensed Programs as required for use by Inspire to effect the purposes of this Agreement and for use strictly in accordance with the terms and conditions of this Agreement, provided however that no more than three (3) copies of the Source Form may be in existence at any one time and no more than twenty (20) copies of the Object Form of the PAR Development Tools may be in existence at any one time. Any and all copies of the Shell, the PAR Development Tools and/or the Licensed Programs shall include any and all applicable proprietary, copyright or similar notices and legends as required by the provisions of
                 Section 12.6 below and which are displayed or contained in the original of the item being reproduced.

         12.5 Inspire shall serialize each copy of the Shell, the PAR Development Tools and the Licensed Programs and shall keep a log which records: (1) the date that any copy of the Shell, the PAR Development Tools and/or a Licensed Program is made by Inspire and (2) the serial number allocated to each such copy.

         12.6 Inspire shall reproduce on any copy (full or partial) of the Shell, the PAR Development Tools and/or a Licensed Program:
                 (1) any and all notices which are embedded in the machine readable version of the Shell, the PAR Development Tools and/or Licensed Program being copied, and (2) any and all notices, including, without limitation, any proprietary notices, copyright notices, and restricted rights legends, which appear on the physical media in which the Shell, the PAR Development Tools and/or Licensed Program is embodied. Labeling of Private Label Licensed Programs is addressed by the provisions of Section 10 of this Agreement.

         12.7 CSI or its duly appointed representative shall have the right to audit, together with Inspire's designated representative(s), Inspire's records and the marking of all copies of the Shell, the PAR Development Tools and the Licensed Programs, made by Inspire, to ensure Inspire's compliance with the provisions of this Section 12. These audits shall occur during normal business hours at Inspire's place of business, upon at least three (3) business days advance written notice, and shall occur no more frequently than twice per year.

         12.8 Inspire shall specify in writing to CSI the address of those Inspire facilities at which Inspire will use Source Form versions of the Shen, the PAR Development Tools and the Licensed Programs.

13.      CSI AND INSPIRE'S INFORMATION

         13.1 Each party agrees that any Information that is furnished or made available or otherwise disclosed to the other party pursuant to this Agreement shall remain the property of the disclosing party.

         13.2 Each party further acknowledges that any and all Information, disclosed hereunder, is valuable proprietary and confidential Information of the disclosing party

         13.3 If Information is designated as confidential by an oral statement, the disclosing party shall confirm such disclosure in writing to the receiving party no later than ten (10) days after the oral disclosure and such written confirmation shall state the date and place of the disclosure, the individuals to whom the Information was disclosed and the nature of the Information.

         13.4 The parties agree that all such Information shall be kept strictly confidential and shall be treated by the receiving party and by any person authorized, pursuant to the terms of this Agreement, to have access thereto, as being valuable confidential and proprietary Information of the disclosing party.

         13.5 The receiving party shall not, without the prior written consent of the disclosing party hereto, disclose, provide or otherwise make available Information to any person or entity other than those of its employees, agents or representatives who have a need to know such Information in order for the receiving party to carry out its obligations or exercise its rights hereunder. The receiving party shall require its employees, agents or representatives who have access to Information to be made aware of its confidential and/or proprietary nature and of the applicable requirements relative to maintaining the confidence of such Information and to be obligated to adhere to such requirements pursuant to a written agreement between the receiving party, the employee, agent or representative, as the case may be. The receiving party shall enforce these provisions for the benefit of the disclosing party. The receiving party shall protect the disclosing party's Information from unauthorized use or disclosure using the same standard of care which it uses to protect its own proprietary and/or confidential information. The obligations of the parties pursuant to this Section 13 shall survive the termination or cancellation of this Agreement with respect to each item of Information until the Information comes into the public domain through no fault of the receiving party, its employees, representatives or agents.

                 A party's obligation of non-disclosure shall not apply to any Information which is (1) already rightfully in the possession of such party; (2) independently developed by such party without reference to Information of the other party; (3) publicly disclosed by the other party; (4) rightfully received by the receiving party from a third party without an obligation of non-disclosure; (5) approved for release by written agreement with the other party; (6) in the public domain; or (7) is required to be disclosed pursuant to a valid and effective order issued by a court of competent jurisdiction or governmental authority having appropriate statutory powers or otherwise pursuant to law or regulation having the force of law, but any such disclosure shall be made only to the extent so ordered and the receiving party shall timely notify the disclosing party prior to such disclosure so that the disclosing party may intervene in response to any such order for disclosure.

14.      LIMITATION OF LIABILITY

         14.1 CSI does not assume any liability for the applicability of the Shell, the Licensed Programs and/or the PAR Development Tools for Inspire's intended purposes.

         14.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE OR RESPONSIBLE TO THE OTHER FOR ANY LOSS OF, OR DAMAGE TO ANY DATA, INFORMATION OR SOFTWARE, TO THE EXTENT SUCH LOSS OR DAMAGE IS RELATED TO THE USE OF THE SHELL, THE LICENSED PROGRAMS, THE PAR DEVELOPMENT TOOLS, THE PRIVATE LABEL LICENSED PROGRAMS, THE INSPIRE MODIFICATIONS AND/OR DERIVATIVE WORKS. NEITHER PARTY SHALL BE LIABLE FOR ANY LOST PROFITS OR REVENUES OR FOR ANY DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR OTHER DAMAGES SUFFERED BY THE OTHER RESULTING FROM THE USAGE OF THE SHELL, THE LICENSED PROGRAMS, THE PAR DEVELOPMENT TOOLS AND/OR THE PRIVATE LABEL LICENSED PROGRAMS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

         14.3 Each party's entire liability and the other party's sole and exclusive remedy for damages from any cause related to or arising out of this Agreement, regardless of the form of action, whether in contract or in tort, shall not exceed in the aggregate the sum of One Million Five Hundred Thousand ($1,500,000) Dollars, except that there shall be no limitation for (1) either party's liability to the other party with respect to any claim or cause of action with respect to death, personal injury or damage to tangible property, if and to the extent that any such injury is determined to have been caused directly by the negligent act or omission or willful misconduct of such party, its employees, servants or agents;
                 (2) any claim for infringement indemnity brought by either party against the other party pursuant to the provisions of
                 Section 15 below; (3) any claim brought by either party against the other party for a breach by such party of its obligations hereunder (as set forth in Sections 12 and 13 above) to safeguard and protect the proprietary and confidential information, including without limitation the software, of the other party; and (4) any claim brought by CSI against Inspire with respect to any and all amounts due and payable under this Agreement pursuant to Sections 17 and 18.

         14.4 Inspire shall indemnify CSI against any third party claim brought against CSI with respect to the Shell, the Licensed Programs and/or Private Label Licensed Programs, to the extent such claim relates to or is based upon any or all Inspire Modifications and/or Derivative Works.

15.      INFRINGEMENT INDEMNITY

         15.1 CSI warrants that the Shell, the Licensed Programs and the PAR Development Tools do not infringe upon or violate any United States or foreign patent, copyright or trade secret or other intellectual property right. CSI will defend, at its expense, any action brought against Inspire to the extent that it is based on a claim that the Shell or the Licensed Programs and/or PAR Development Tools infringe any United States or foreign patent or copyright or constitutes a misappropriation of trade secrets protected under United States or foreign law, provided Inspire (1) gives CSI prompt written notice of any such claim in accordance with the provisions of Section 22 hereof and (2) permits CSI to defend or settle any such claim, and (3) provides CSI all reasonable assistance in connection with the defense or settlement of any such claim.

         15.2 Should any of the Shell, the Licensed Programs and/or any of the PAR Development Tools become, or in CSI's opinion be likely to become, the subject of any claim of infringement or if the Shell or any Licensed Program or any of the PAR Development Tools is held to constitute such an infringement and the use of the Shell or any Licensed Program or any of the PAR Development Tools is enjoined, CSI shall, at its expense and at its option, either (1) procure for Inspire the right to continue using the affected Shell, Licensed Program(s) and/or PAR Development Tools, or (2) replace or modify the Shell, Licensed Program(s) and/or PAR Development Tools to make the same functionally equivalent and non infringing such that "remedied" Software is functionally equivalent to the specifications set forth in the applicable ADM and operates without any degradation in performance. If neither of the foregoing options (1) or (2) is available on a commercially reasonable basis, then CSI or Inspire may terminate this Agreement and CSI shall refund to Inspire all monies paid to CSI pursuant to this Agreement, with respect to the affected Shell and Licensed Program(s) and/or affected PAR Development Tools, less an amount for Inspire's use of the Shell and such Licensed Program(s) and/or PAR Development Tools calculated on the basis of a five (5) year straight line depreciation method.

         15.3 CSI shall have no liability for any claim of infringement based upon (1) use of other than the most current version of the Shell, the Licensed Programs and PAR Development Tools made available to Inspire by CSI (including any and all Updates thereto as furnished by CSI to Inspire) if such infringement would have been avoided by the use of such version of the Shell or Licensed Programs or PAR Development Tools, or (2) use or combination of the Shell, the Licensed Programs and/or PAR Development Tools with programs or products not furnished by CSI, if such infringement would not have occurred without such use or combination, or (3) infringement resulting from Inspire's modification, adaptation, customization or enhancement of the Licensed Programs.

         15.4 The foregoing states the entire liability of CSI with respect to the infringement of any patents, copyrights, trade secrets or other intellectual property rights in and to the Shell, the Licensed Programs and the PAR Development Tools.

         15.5 Inspire warrants that the Inspire Modifications and Derivative Works do not infringe upon or violate any United States or foreign patent, copyright or trade secret or other intellectual property right. Inspire will defend, at its expense, any action brought against CSI to the extent that it is based on a claim that any Inspire Modification and/or Derivative Work infringes any United States or foreign patent or copyright or constitutes a misappropriation of trade secrets protected under United States or foreign law, provided CSI (1) gives Inspire prompt written notice of any such claim in accordance with the provisions of Section 22 hereof and (2) permits Inspire to defend or settle any such claim, and (3) provides Inspire all reasonable assistance in connection with the defense or settlement of any such claim.

         15.6 Should any of the Inspire Modifications and/or Derivative Works become, or in Inspire's opinion be likely to become, the subject of any claim of infringement or if any of the Inspire Modifications or Derivative Works is held to constitute such an infringement and the use of any Inspire Modification or Derivative Work is enjoined, Inspire shall, at its expense and at its option, either (1) procure for CSI the right to continue using the affected Inspire Modification or Derivative Work, or (2) replace or modify the Inspire Modification or Derivative Work to make the same functionally equivalent and non infringing. If neither of the foregoing options (1) or (2) is available on a commercially reasonable basis, then Inspire or CSI may terminate this Agreement and Inspire shall refund to CSI all royalties paid to Inspire in respect of the affected Inspire Modifications and/or Derivative Works less an amount for CSI's use of the affected Inspire Modification and/or Derivative Work calculated on the basis of a five (5) year straight line depreciation method.

         15.7 Inspire shall have no liability for any claim of infringement based-upon (1) use of other than the most current version of the Inspire Modification(s) and/or

                          Derivative Work(s) made available to CSI by Inspire (including any and all updates thereto) if such infringement would have been avoided by the use of such version of the Inspire Modification(s) and/or Derivative Work(s), or (2) use or combination of the Inspire Modifications and/or Derivative Works with programs or products not furnished by Inspire, if such infringement would not have occurred without such use or combination, or (3) infringement resulting from CSI's modification, adaptation, customization or enhancement of the Inspire Modification(s) and or Derivative Work(s).

         15.8 The foregoing states the entire liability of Inspire with respect to the infringement of any patents, copyrights, trade secrets or other intellectual property rights in and to the Inspire Modifications and/or the Derivative Works.

16.      WARRANTY AND DISCLAIMER OF WARRANTY

         16.1 CSI warrants that the Shell, PAR Development Tools and each Licensed Program will perform in accordance with the functional specifications for the Shell, PAR Development Tools and each such Licensed Program as documented in the ADM for the Shell, PAR Development Tools and each such Licensed Program. Inspire acknowledges that it has been furnished with such ADMs by CSI prior to the date of this Agreement. CSI further represents and warrants that the Source Form of the Shell, PAR Development Tools and each Licensed Program delivered by CSI to Inspire is the complete Source Form for such software (including all then current Updates) which is capable of being compiled by Inspire to create an Object Form of the corresponding software. The duration of this warranty is ninety (90) days from the date of delivery of the Shell, the PAR Development Tools and each Licensed Program to Inspire. CSI will promptly correct any defect, error or deficiency in the Object Form and the Source Form of the Shell, PAR Development Tools and/or any Licensed Program which is reported to CSI by Inspire during the warranty period.

         16.2 EXCEPT AS PROVIDED IN SECTION 15 (INFRINGEMENT INDEMNITY) AND SECTION 5 TITLE) AND SECTION 16.1 ABOVE, CSI MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SHELL, THE LICENSED PROGRAMS AND/OR THE PAR DEVELOPMENT TOOLS. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, CSI MAKES NO REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

17.      INVOICES AND PAYMENT

         17.1 Upon signature of this Agreement by each of CSI and Inspire, CSI shall submit Inspire an invoice for the license fee of One Million Five Hundred Thousand

                          ($1,500,000) Dollars (plus any applicable taxes) due and payable by Inspire to CSI, pursuant to the provisions of Section 6 above.

         17.2 CSI shall submit to Inspire an annual invoice for Support Services in the amount of Five Hundred Thousand ($500,000) Dollars (plus any applicable taxes) due and payable by Inspire to CSI pursuant to the provisions of Section 9 above.

         17.3 Annual invoices for Support Services during the Extension Term shall be submitted and due and payable in accordance with the provisions of Section 9 above.

         17.4 CSI shall invoice Inspire on a monthly basis for any Professional Services provided by CSI to Inspire, pursuant to the provisions of Section 11 hereof. Each such invoice shall be issued monthly in arrears and will be in respect of Professional Services performed by CSI during the preceding month, plus any associated amounts relating to travel, lodging and subsistence.

         17.5 All invoices rendered by CSI to Inspire shall be paid within thirty (30) days after receipt by Inspire.

         17.6 Inspire shall be responsible for the payment of all sales, value added, use and similar taxes payable by CSI or Inspire in connection with the licensing of the Shell, PAR Development Tools or Licensed Programs and/or the provision of Support Services pursuant to this Agreement other than taxes based upon or related to the income of CSI, or in lieu thereof, Inspire shall provide a tax exemption certificate acceptable to the taxing authorities. On sales outside the United States, all import/export duties, taxes and associated fees shall be payable by Inspire.

18.      ROYALTY

         Inspire shall pay CSI a royalty of One Hundred Thousand ($100,000) Dollars in respect of the initial "sale" (license) by Inspire to an End User of one or more Private Label Licensed Programs or any portion of a Private Label Licensed Program or the sale of any Inspire product which incorporates a Private Label Licensed Program. Inspire shall have no obligation to pay royalties to CSI with respect to any and all subsequent "sales" (licenses) to an End User of (1) Private Label Licensed Program(s) or (2) any Inspire product which incorporates a Private Label Licensed Program. Inspire shall furnish to CSI on a calendar quarter basis, (1) a report which details any and all such "initial sales," to include the name of the customer and the products licensed, and (2) a check in the amount of the total royalties (if any) due for such calendar quarter report period. CSI shall have the right (to be exercised not more than twice per year) upon reasonable notice to Inspire, to inspect such of Inspire's records as are necessary to verify and validate Inspire's compliance with its obligations pursuant to this Section 18.

         Such inspection shall take place during normal business hours on a date to be mutually agreed upon by CSI and Inspire.

19.      PUBLICITY

         The parties shall, within fifteen (15) days of the date of this Agreement, mutually agree upon a joint press announcement relating to this Agreement. Except as provided above, each party shall submit to the other for approval, all press releases, announcements and other publicity, letters or literature (except for either party's internally distributed news letters) relating to the subject matter of this Agreement, and neither party shall publish or otherwise use any such advertising, sales promotion, press release, announcement or other publicity material without the express prior written approval of the other party, which approval shall not be unreasonably withheld.

20.      TRADEMARKS

         No right or license is granted by CSI to Inspire to use CSI trademarks or trade names except as authorized by CSI in connection with the advertising or promoting of the Private Label Licensed Programs. The Company shall not affix any CSI trademarks, logos or trade names to any of Inspire's products and will not disturb any legend, notice, label, plate, designation of any CSI trademark, logo or trade name or serial numbers on the Licensed Programs and/or PAR Development Tools. Inspire shall not include CSI trademarks or trade names in any name under which Inspire does business.

21.      MARKETING AND SALES SUPPORT

         In the event that Inspire requires marketing and or sales support to assist it in the marketing of the Private Label Licensed Programs, CSI is willing to provide such assistance, subject to availability of personnel, in accordance with its applicable daily rate, plus reimbursement (in accordance with CSI's travel policy, as more particularly referenced in Section 7 hereof for any travel, lodging and subsistence expenses incurred by its personnel in the provision of such support.

22.      RELATIONSHIP OF PARTIES

         This is an agreement between separate legal entities which are independent contractors and neither is the agent or employee of the other for any purpose whatsoever. The parties do not intend to create a partnership or joint venture between themselves and the only relationship intended to be created by the parties hereto is that of non exclusive licensor and licensee. Neither party shall have the right to bind the other to any agreement with a third party or to incur any obligation or liability on behalf of the other party.

23.      NOTICES

         Except as otherwise provided in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the United States mail, postage prepaid, certified mail, return receipt requested, and addressed to Inspire at its address as shown on the cover sheet to this Agreement and to CSI as follows:

                                 Cover-All Systems, Inc.
                                 18-01 Pollitt Drive
                                 Fair Lawn, New Jersey 07410
                                 Attention: President

24.      ADVERTISING

         Inspire (its agents and representatives) will not in any manner make any statement, use, display, broadcast, or disseminate any sales, advertising or promotional material which contains (i) any material misrepresentations, or omits to state a material fact, with regard to the Licensed Programs, or (ii) any statement in derogation of CSI and/or CSI products. Inspire (and its agents and representatives) shall, prior to its proposed use of any advertising or promotional material referring to CSI and/or CSI products, submit a copy of such material to CSI for CSI's prior written approval, which approval shall not be unreasonably withheld. Inspire (and its agents and representatives) shall not make any claims in the marketing, sale and/or promotion of the Private label Licensed Programs which exceed, contradict or conflict with any claims made by CSI with respect to the Licensed Programs and/or contained in any CSI written or printed material referring to the Licensed Programs.

25.      CHANNEL CONFLICT

         Any dispute with respect to channel conflict between sales representatives of CSI marketing the Licensed Programs and sales representatives of Inspire marketing the Private Label Licensed Programs, will be referred for joint resolution by the President of each of CSI and Inspire. Such dispute will be resolved on an equitable basis and in good faith. Resolution of any such dispute shall be effected within five (5) business days of the date that the dispute was first referred to either of the parties for resolution.

         In addition, Inspire acknowledges and agrees that in recognition of
         (1) the amount of the consideration for this transaction, and (2) the substantial value of the goodwill attaching to CSI's customer base, Inspire will not market the Private Label Licensed Programs to the customers of CSI. CSI has furnished to Inspire a list of all current customers (the "Customer List"). CSI will update the Customer List and furnish the same to Inspire on or before the fifth (5th) day of each month. For the purposes of this Section 25 the customer list will identify only those persons or entities which are (1) customers of CSI pursuant to a written agreement between such customer and CSI or a

         CSI authorized reseller, or (2) prospects which are currently the subject of an active CSI direct and specific sales and marketing effort.

26.      TERMINATION

         26.1 If either party is in material default of any of its obligations hereunder and such default continues uncured for thirty (30) days after written notice to the defaulting party advising it of the nature of the default, then the non-defaulting party may give the defaulting party thirty (30) days written notice of its intention to terminate this Agreement which termination shall be automatic at the end of the aforesaid thirty (30) day notice period unless the default has been cured by the defaulting party. Upon such termination the non-defaulting party shall be entitled to proceed against the defaulting party at law or in equity to recover such damages, subject to the limitations set forth in this Agreement, as have been suffered by the non-defaulting party as a result of such breach of this Agreement.

         26.2 If termination is due to a material breach by Inspire of any of its obligations pursuant to Sections 10, or 12 hereof, (which breach is not cured by Inspire within the period specified in Section 26.1 above) then upon such termination Inspire shall forthwith return to CSI any and all copies (Source Form and/or Object Form) of the Licensed Programs which are in the possession of Inspire. In addition Inspire acknowledges and agrees that upon such termination it will destroy (and an officer of Inspire will certify such destruction in writing to CSI) any and all copies of the Private Label Licensed Programs (Source Form and/or Object
                 Form) which are in the possession of Inspire as of the date of such termination. All rights granted hereunder to Inspire shall terminate forthwith upon termination of this Agreement pursuant to this Section 26.2. However CSI acknowledges that such termination shall not affect any End User Agreement which has been entered into by Inspire prior to the date of such termination, subject to the End User being and remaining compliant with the End User's obligations to protect and safeguard CSI intellectual property as such obligations are set forth in the applicable End User Agreement.

         26.3 Inspire may terminate this Agreement by written notice to CSI in the event that:

                          [i] CSI files a petition for relief under the US Bankruptcy Code or similar Federal or state statute now or hereinafter in effect; or

                          [ii] a petition for relief, under the US Bankruptcy Code or similar Federal or state statute now or hereinafter in effect, is filed against CSI, and such petition is not dismissed within sixty (60) days of the date thereof-, or

                          [iii] a trustee or receiver is appointed, with or without consent, to manage all or substantially all of CSI's assets.

         26.4 In the event of a material breach by CSI which remains uncured for a period of one hundred twenty (120) days after the date of notice of such breach (given by Inspire to CSI in accordance with the provisions of Section 26.1 above) or the occurrence of an event specified in Section 26.3 above, then Inspire may, in lieu of termination of this Agreement and as its sole and exclusive remedy for any and all damages resulting from such breach, retain and use (subject in all respects to the terms and conditions of this Agreement) the version of the Licensed Programs, Shell and PAR Development Tools for which Inspire has paid the applicable License Fees for such period of time as Inspire may determine. Inspire shall have no further payment obligations whatsoever under this Agreement if it elects to retain and use the CSI software under this Section 26.4, including, without limitation, Support Services fees and royalties payable under Section 18.

         26.5 CSI and Inspire acknowledge and agree that the provisions of Sections 10, 12, 13 hereof shall survive termination of this Agreement for whatsoever cause.

27.      ETHICAL CONDUCT

         Neither party will engage in any deceptive, misleading, unethical or improper practices which may reflect adversely on the other party or its products and services.

28.      ASSIGNMENT

         Neither this Agreement nor any rights granted hereunder, in whole or in part, shall be assignable or otherwise transferable by Inspire, provided always that this restriction on assignment shall not apply to an assignment in connection with the transfer of all or substantially all of Inspire's assets to an acquiring company, provided always that such acquiring company agrees to be unconditionally bound by all of the terms and conditions of this Agreement.

29.      NO THIRD PARTY BENEFICIARIES

         Except as otherwise expressly provided in this Agreement, the provisions of this Agreement are for the benefit of the parties hereto and not for any other person or entity.

30.      YEAR 2000 COMPLIANCE

         CSI represents and warrants that the Shell and Licensed Programs (hereinafter collectively referred to as "Software") will be Year 2000 compliant on or before December 31st, 1998. For the purposes of this Agreement the term "Year 2000 compliant" means the ability of the Software (when used with the designated equipment and software configuration specified in Schedule A to this Agreement and in accordance with the Documentation) to provide all of the following functions (without any decrease in Software functionality or performance as documented by the applicable ADM):

                 [i] accurately process date information whether before, during, or after January 1, 2000, including without limitation, accepting date input, providing accurate date output and performing accurate calculations involving dates;

                 [ii] operate accurately, efficiently and without interruption before, during and after January 1, 2000, without any change in program functionality or operation;

                 [iii] accurately process date input in a way that does not create any ambiguity as to century;

                 [iv] accurately store, retrieve and process date information in a manner that does not create any ambiguity as to century; and

                 [v] accurately present all date output information in a manner that does not create any ambiguity as to century.

                 In the event that CSI is in breach of the foregoing representation and warranty then Inspire shall report such breach in writing to CSI, specifying with particularity the nature of the breach. In the event that CSI has not remedied such breach within thirty (30) days of its receipt of such notice from Inspire, then in addition to any other remedies available to Inspire under this Agreement or at law, CSI agrees to immediately assign fully trained senior software programming personnel to work continuously (at no additional cost or expense to Inspire) until the Software complies with the foregoing representation and warranty and without interruption to Inspire's ongoing business. Under no circumstances shall CSI be liable for a breach of the foregoing representation and warranty which is caused by third party software not provided by CSI to Inspire or which is caused by electronic transfer of data or information to be processed by the Software or which is caused by use of the Software to access or transmit data to third party service providers.

31.      INSURANCE SERVICES ORGANIZATION

         Inspire acknowledges and agrees that the Licensed Programs contain ordinary and customary published changes and/or additions to ISO (Insurance Services Organization) rating and issuance rules and that Inspire (as a reseller of the Private Label Licensed Programs) is required to separately enter into an agreement with ISO to authorize and establish the terms, conditions and fees applicable to Inspire's distribution and licensing of the ISO component of the Private Label Licensed Programs.

32.      CHOICE OF LAW

         The construction and performance of this Agreement shall be governed by the laws of the State of New Jersey. No provision or term of this Agreement shall be construed against any party because that provision or term (including any and all amendments thereof) was drafted by or at the direction of such party.

33.      WAIVERS OF DEFAULT

         Waiver by either party of any default by the other party shall not be deemed a continuing waiver of such default or a waiver of any other default.

34.      AMENDMENTS

         No provisions of this Agreement shall be deemed waived, amended or modified by either party, unless such waiver, amendment or modification is in writing and signed by a duly authorized representative of each of the parties hereto.

35.      SEVERABILITY

         35.1 If any provision or any part of a provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire provision or the Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties shall be construed and enforced accordingly.

         35.2 However, in the event that such unenforceable provision is a basic prerequisite for either party to enter into this Agreement the aforesaid subsection 35.1 shall not apply, and the parties agree to promptly meet and negotiate in good faith to attempt to agree upon a new provision to carry out the original intent of the parties to the extent that this is reasonably permitted.

36.      FORCE MAJEURE

         Notwithstanding anything in this Agreement to the contrary, neither party shall be held responsible for any delay or failure in performance hereunder caused by fires, strikes, embargoes, governmental requirements, civil or military authorities, Act of God or by public enemy, act or omission of common or private carriers or other causes beyond such party's reasonable control and without such party's fault or negligence (each such event being called a "Contingency"). Each party shall promptly notify the other party in writing of any Contingency which occurs during the term of this Agreement and which Contingency impairs such party's ability to perform its obligations pursuant to this Agreement.

37.      EXPORT REGULATIONS

         With respect to exportation or re-exportation of any Private Label Licensed Program or any portion thereof from the United States, Inspire agrees not to export or permit exportation outside of the United States without first (i) obtaining any required written permission to do so from the United States Office of Export Administration and other appropriate governmental agencies of the United States, or (ii) complying fully and strictly with all requirements of any general license exempting the exportation from the requirement for that permission.

38.      ENTIRE AGREEMENT

         This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior understandings, agreements, proposals or discussion between them, and neither of the parties shall be bounded by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein, or as duly set forth on or subsequent to the effective date hereof in writing and signed by a duly authorized representative of each of the parties.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized representatives, the day, month and year first before written.

         COVER-ALL SYSTEMS, INC.            INSPIRE INSURANCE SOLUTIONS, INC.

         By: /s/ PETER C. LYNCH             By: /s/ RONALD O. LYNN
             -----------------------            -----------------------------
         Name:   Peter C. Lynch             Name: Ronald O. Lynn
               ---------------------              ---------------------------
         Title:  President                  Title: E.V.P. - C.I.O.
                --------------------               --------------------------

                                   SCHEDULE A

         LISTING OF DESIGNATED EQUIPMENT


         SPECIFICATION OF COMPUTER EQUIPMENT (AND ASSOCIATED SOFTWARE) WHICH IS CAPABLE OF SUPPORTING AND EXECUTING THE LICENSED SOFTWARE:

                  SCHEDULE A TO SOFTWARE LICENSE AND SERVICES
                                   AGREEMENT


HARDWARE AND SOFTWARE COMPONENTS ESSENTIAL FOR THE PROPER OPERATION AND EXECUTION OF THE SOFTWARE LICENSED PURSUANT TO THIS AGREEMENT


PC WORKSTATION

IBM PS-2 MODEL 486/33 OR HIGHER OR A 100% FULLY COMPATIBLE EQUIVALENT MODEL W/16 Mb RAM

DOS VERSION 6.2

WINDOWS 3.1 (+) or WINDOWS 95(+)

HARD DISK OF MINIMUM 250MB SIZE

SVGA COLOR MONITOR

CD ROM DRIVE


PC FILE SERVER

PENTIUM 1OOMHz OR GREATER

EXTENDED MEMORY OF 48 Mb OR GREATER

DOS 6.2

WINDOWS 3.1 (+) OR WINDOWS 95(+)

NOVELL NETWARE 386 VERSION 3.12

HARD DISK OF 1 GIGABYTE OR GREATER DEPENDENT ON NUMBER AND TYPE OF POLICIES

MONOCHROME OR COLOR MONITOR (VGA)

MODEM WITH BAUD SPEED OF 28,88OKBS OR HIGHER AT EACH SITE

CARBON COPY COMMUNICATIONS SOFTWARE (VERSION 6.1) INSTALLED AT EACH SITE (other communications software may be used as long as approved in writing by CSI)

HEWLETT PACKARD LASER PRINTERS: MODEL IIISi AND UP

ORACLE DATABASE VERSION 7.3.2.1.0 (or higher)

ORACLE 2000 RUNTIME VERSION 4.5.6.5.5

THE ABOVE HARDWARE AND SOFTWARE SPECIFICATIONS ARE REQUIRED FOR THE CURRENT VERSION OF THE SOFTWARE. SUBSEQUENT VERSIONS OF THE SOFTWARE MAY REQUIRE UPGRADE OF THE ABOVE COMPONENTS AND/OR ADDITIONAL COMPONENTS IN ORDER TO FACILITATE PROPER OPERATION.

THE FOLLOWING ARE OPTIONAL BUT RECOMMENDED


DATABASE SERVER

PENTIUM 100 Mhz OR HIGHER

64 Mb RAM

2 GB HARD DRIVE


NETWORK PRINT SERVERS(S)

PENTIUM 100 Mhz OR HIGHER

32 Mb RAM

1 GB HARD DRIVE

                                   SCHEDULE B

LANGUAGE PROVISIONS TO BE INCORPORATED INTO THE END USER AGREEMENT FOR THE PROTECTION OF CSI TRADE SECRET AND PROPRIETARY INFORMATION AS PROVIDED FOR BY THE PROVISIONS OF SECTION 10.4 OF THIS AGREEMENT

DEFINITIONS


"Software" shall mean the object code version of the Inspire software programs (listed and described in Schedule A hereto) (and any and all Updates, ISO/NCCI Updates,) for use on the designated computer equipment listed and described in Exhibit A hereto.

"Proprietary Information" shall mean Software, Updates, ISO/NCCI Updates, all related documentation, technical and user manuals and any other information which is confidential to Inspire and/or its licensors.

X.  LICENSE

X.l Inspire grants to Customer a personal, non exclusive, non transferable, license for the duration of the License Term (unless terminated as herein provided) to use the Software (including any related documentation) furnished by Inspire to Customer pursuant to this Agreement, solely for Customer's internal data processing requirements and for use on the Customer's data processing equipment and at the Customer site or sites more particularly described in Exhibit A to this Agreement.

X.2 Customer shall not modify, decompile, disassemble or reverse engineer any Software licensed to Customer pursuant to Section X.1 above and Customer shall make and maintain no more than one (1) archival copy of each such Software item. Each such copy shall be marked and contain all notices and legends which appear on the original thereof and shall in all respects be subject to the same terms, conditions and restrictions which govern the original thereof.

X.3 If the Customer desires to use the Software at a Customer site or sites other than those listed in Exhibit A hereto or to execute the Software on data processing equipment other than that specified in Exhibit A hereto, then Customer shall request prior written approval thereof from Inspire. Inspire will then advise Customer whether and under what terms and conditions Inspire will license the Software with respect to any such Customer request.

X.4 This Agreement does not transfer to the Customer title to any intellectual property comprised or contained in any Proprietary Information.

Y.  PROPRIETARY INFORMATION

Y.1 Customer will keep Proprietary Information in confidence and protect the same from disclosure to third parties and restrict its use as provided for by this Agreement. Customer acknowledges that the unauthorized disclosure of Proprietary Information may cause substantial economic loss to Inspire or its licensors. All materials containing Proprietary Information shall be marked as "Proprietary", "Confidential", "Restricted" or in a similar manner which gives notice of the proprietary nature of the materials. Customer shall not copy Proprietary Information in whole or in part, except in connection with Customer's authorized use of Proprietary Information. Customer shall mark each such copy, including any storage media, with all notices and legends, which appear on the original.

Y.2 Upon the termination of this Agreement, for whatsoever cause, Customer will destroy (and provide written certification of such destruction to Inspire) or return to Inspire all Proprietary Information and any and all copies thereof.

Y.3 Customer shall inform its employees as to the provisions of this Section Y and of Customers obligations hereunder and instruct its employees so as to ensure that such obligations are met.

Y.4 The provisions of this Section Y shall survive the termination of this Agreement for whatsoever cause.

                                   EXHIBIT A

                            NON DISCLOSURE AGREEMENT


THIS NON DISCLOSURE AGREEMENT is made as of ____________ (the "Effective Date") by and between INSPIRE INSURANCE SOLUTIONS, INC. ("INSPIRE") having offices at ______________________________________________ and ___________________________
(the "COMPANY") having offices at ____________________________________________


WHEREAS:

(1) INSPIRE and the Company are desirous of evaluating a possible business relationship between INSPIRE and the Company (the "Evaluation");

(2) In connection with the conduct of the Evaluation by the parties hereto it may be necessary for either party to disclose (the "Disclosing Party") to the other party (the "Receiving Party") certain information which is proprietary and/or confidential to the Disclosing Party;

(3) INSPIRE and the Company have each acknowledged and agreed that any and all of their respective proprietary and/or confidential information shall be made available, used and safeguarded strictly in accordance with and subject to the terms and conditions hereinafter appearing.

ACCORDINGLY IT IS HEREBY AGREED AS FOLLOWS:

1. INFORMATION

As used in this Agreement the term "Information" shall mean any and all information of whatsoever kind (whether in machine readable or visually readable form) which is confidential and/or proprietary to the Disclosing Party, including, without limitation, all technical specifications, drawings, schematics, models, computer programs, systems design specifications, systems architecture specifications and/or business, financial or marketing plans or data, and any and all copies of Information that are provided by either party to the other, now or in the future, in accordance with the terms of this Agreement. If Information is disclosed orally, the Disclosing Party shall clearly identify the Information as being proprietary and/or confidential at the time of disclosure and shall reduce such oral disclosure to written tangible form to be furnished to the Receiving Party within fifteen (15) days of the date of such oral disclosure. Any tangible material which is derived from Information shall be deemed to be Information for the purposes of this Agreement.

2. MARKING OF INFORMATION

All Information (whether machine readable or visually readable) furnished by either party to the other, pursuant to this Agreement, shall be marked with a label or legend denoting that it is "Confidential", "Proprietary", "Restricted" or similarly marked so as to indicate that such Information is not intended to be, nor is to be, disclosed to any other person or entity.

3. USE OF INFORMATION

INSPIRE and the Company each acknowledge and agree that they shall not use Information for any purpose other than the conduct of the Evaluation in accordance with and subject to the terms and conditions of this Agreement. Neither party shall disclose, or otherwise make available, Information (whether in whole or in part) to any third party, except for those employees (of INSPIRE or Company, as applicable) or to attorneys or consultants (to INSPIRE or Company, as applicable) who: (1) have a need to know Information for the purposes of advising the Company in connection with the Evaluation, and (2) have agreed in writing (prior to the disclosure of any Information):

                 [i] to be in bound accordance with the terms of this Agreement with respect to the use and safeguarding of Information; and

                 [ii] not to disclose or otherwise make Information available to any other person or entity.

4. COPIES OF INFORMATION

The parties hereto each acknowledge and agree that they will not make copies of Information (disclosed to either party pursuant to this Agreement) except to the extent necessary to conduct the Evaluation. Each party shall keep a log which records: (1) the date that any copy of Information is made, (2) the nature of the Information copied, (3) the number of copies made, (4) the name of the person making the copy, and (5) the name of the person(s) to whom the copy was distributed.

5. RETURN OF INFORMATION

As soon as the Receiving Party no longer has a need to use Information for the purposes of the Evaluation, or upon the request of the Disclosing Party, whichever occurs first, the Receiving Party shall:

                 [i] immediately cease using and promptly return any and all Information (and any and all copies thereof) to the Disclosing Party; and

                 [ii] destroy all writings or other data or materials, of whatsoever kind, created by the Receiving Party and containing or based upon or reflecting Information, including, without limitation, any and all copies thereof, whether in machine readable or visually readable form.

6. COURT OR GOVERNMENTAL ORDER

The Receiving Party shall not be prohibited from disclosing Information pursuant to a valid and effective order issued by a court of competent jurisdiction or governmental authority having appropriate statutory powers, but any such disclosure shall be made only to the extent so ordered and only if the Receiving Party timely notified the Disclosing Party prior to such disclosure so that the Disclosing Party may intervene in response to any such order for disclosure.

7. NON APPLICABILITY OF OBLIGATIONS

The obligations and limitations set forth in this Agreement shall not apply to Information which is:

                 [i] at any time available to the public other than as a consequence of a breach of this Agreement by the Receiving Party;

                 [ii] at any time rightfully received (by one of the parties hereto) from a third party which has the right to transmit and does transmit such Information to INSPIRE or the Company, as the case may be;

                 [iii] rightfully known to the party receiving such Information without any limitation on use or disclosure prior to receipt of such Information, as substantiated by a writing predating the date of this Agreement;

                 [iv] independently developed by personnel of INSPIRE or the Company, as the case may be, who have not had any access whatsoever to Information.

8. TITLE

Title and/or the right to possess Information shall remain in the Disclosing Party, except for the express rights relating to the limited possession of Information which are granted by this Agreement

9. GENERAL PROVISIONS

(a) This Agreement is not intended to create and shall not be construed as creating a joint venture, partnership or any other kind of business relationship between the parties hereto.

(b) No delay on the part of either party in exercising any right under this Agreement shall operate as a waiver of any such right.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey. No provision or term of this Agreement shall be construed against any party because that provision or term (including any and all amendments thereof) was drafted by or at the direction of such party.

(d) Neither party makes any representation or warranty to the other as to the accuracy or completeness of any Information furnished to the other party pursuant to this Agreement and neither party shall have any liability whatsoever to the other with respect to or resulting from the other party's use of Information.

(e) In the event that any provision of this Agreement is held to be invalid, unenforceable or illegal, the validity, enforceability or legality of the remaining provisions shall not be in any way affected or impaired thereby.

(f) This Agreement sets forth and states the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings (whether written or oral) with respect to the subject matter of this Agreement.

(g) This Agreement may not be amended except by a writing signed by a duly authorized representative of each of the parties hereto.

INSPIRE INSURANCE SOLUTIONS, INC.        THE COMPANY

By:                                      By:
   ------------------------------           -------------------------------
Name:                                    Name:
     ----------------------------             -----------------------------
Title:                                   Title:
      ---------------------------              ----------------------------

                                   EXHIBIT B


                          COVER-ALL TECHNOLOGIES INC.


                               CLASSIC PRICE BOOK


                                  CONFIDENTIAL

------------------------------------------------------------------------------------------------------------------------------------
COVER-ALL TECHNOLOGIES INC.  COVER-ALL CLASSIC PRODUCT PRICE LIST                                                     CONFIDENTIAL**
------------------------------------------------------------------------------------------------------------------------------------
                                                                 CURRENT/
                                                                 PLANNED       AVAIL                                   BASE
PRODUCT NAME                DESCRIPTION              STYLE NO.   VERSION       DATE               DEPENDENCIES        LICENSE
------------------------------------------------------------------------------------------------------------------------------------
Classic Shell      Classic Pol. Ad. Shell - DOS or               4.1D or
                   Windows                            CSHL01     4.1W      Available              CTOOLS**           Confidential
------------------------------------------------------------------------------------------------------------------------------------
                   Classic - GUI                      CSHL03     5.0G      2Q98                   CSHL04             Confidential
------------------------------------------------------------------------------------------------------------------------------------
Development Tools                                     CTOOLS               Available              CSHL01             Confidential
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  one or more
                                                      CTOOLS                                      LOB's listed
                                                      Plus                 Available              below              Confidential
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Confidential
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
???
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
???
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CPP (PR, GL,
CR & IM)           CPP                                CPP1                 Available                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
                   CPP + CA and GA as part of
                   package                            CCL001               Available              CPP1; CA1; CSHL01  Confidential
------------------------------------------------------------------------------------------------------------------------------------
MONOLINES          COMMERCIAL PROPERTY                PR1                  Available                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
                   TEXAS PROPERTY - GBS or ISO        PR-TX                Available                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
                   COMMERCIAL GENERAL LIABILITY       GL1                  Available                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
                   CRIME                              CR1                  Available                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
                   INLAND MARINE                      IM1                  Available                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
???
------------------------------------------------------------------------------------------------------------------------------------
                   CA W/GARAGE                        CA1                  Available                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
                   CA TEXAS                           CA-TX                Available                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
???
------------------------------------------------------------------------------------------------------------------------------------
                   WORKERS COMPENSATION               WC01                 Available                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
                   WORKERS COMPENSATION TEXAS         WC-TX                Available                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                MIN. BASE             PER STATE
PRODUCT                PER STATE           MAX. BASE              ANNUAL                ANNUAL
NAME                   LICENSE             LICENSE             MAINTENANCE           MAINTENANCE       NOTES:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       "License applies if purchased
Classic Shell                                                                                          for self-development
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Demonstrable with WC & CA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      for up to 3
Development Tools         LOB
------------------------------------------------------------------------------------------------------------------------------------
                      for up to 3
                          LOB
------------------------------------------------------------------------------------------------------------------------------------
                        Per LOB
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
???
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
???
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CPP (PR, GL,
CR & IM)              Confidential         Confidential          Confidential        Confidential
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MONOLINES             Confidential         Confidential          Confidential        Confidential
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Confidential
                      Confidential         Confidential          Confidential        Confidential
------------------------------------------------------------------------------------------------------------------------------------
                      Confidential         Confidential          Confidential        Confidential
------------------------------------------------------------------------------------------------------------------------------------
                      Confidential         Confidential          Confidential        Confidential
------------------------------------------------------------------------------------------------------------------------------------
                      Confidential         Confidential          Confidential        Confidential
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
???
------------------------------------------------------------------------------------------------------------------------------------
                      Confidential         Confidential          Confidential        Confidential
------------------------------------------------------------------------------------------------------------------------------------
                      Confidential         Confidential          Confidential        Confidential
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
???
------------------------------------------------------------------------------------------------------------------------------------
                      Confidential         Confidential          Confidential        Confidential
------------------------------------------------------------------------------------------------------------------------------------
                      Confidential         Confidential          Confidential        Confidential
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE] OVERTIME POLICY [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
                 BOP            BOP01             9/1/97            Confidential     Confidential      Confidential     Confidential
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Personal Auto
-----------------------------------------------------------------------------------------------------------------------------------
                 PERS AUTO      PA1               tbd               Confidential     Confidential      Confidential     Confidential
-----------------------------------------------------------------------------------------------------------------------------------
                 PA-NON STAND   PANS01            tbd               Confidential     Confidential      Confidential     Confidential
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                 Confidential   7 states available
-----------------------------------------------------------------------------------------------------------------------------------
                                50 states available
-----------------------------------------------------------------------------------------------------------------------------------
Personal Auto
-----------------------------------------------------------------------------------------------------------------------------------
                Confidential    Available for PR only
-----------------------------------------------------------------------------------------------------------------------------------
                Confidential
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

COVER-ALL TECHNOLOGIES INC. COVER-ALL CLASSIC PRODUCT PRICE LIST.                                                  **CONFIDENTIAL**
====================================================================================================================================
HOMEOWNERS (ISO)
------------------------------------------------------------------------------------------------------------------------------------
       *          HOMEOWNERS    HO1  tbd    Confidential   Confidential   Confidential   Confidential   Confidential  Available for
                  (HO)                                                                                                PR only
------------------------------------------------------------------------------------------------------------------------------------
DWELLING FIRE
       *          Dwelling      DF1  tbd    Confidential   Confidential   Confidential   Confidential   Confidential  Available for
                  Fire (DW)                                                                                           PR only
------------------------------------------------------------------------------------------------------------------------------------
RATING ONLY
       *          All Standard                                                                                        The same pro-
                  Lines of      Style #                                                                               ducts are used
                  Business      + RO        Confidential                                                              w/ printing
                                                                                                                      suppressed.
------------------------------------------------------------------------------------------------------------------------------------
MULTI-LINE DISCOUNT
       *          2 Lines of Business       Confidential                                                              Confidential
                  3 Lines of Business       Confidential                                                              Confidential
                  4 or more Lines of
                    Business                Confidential                                                              Confidential
------------------------------------------------------------------------------------------------------------------------------------

PRICING NOTES:

                  1  All Prices in US dollars
                  2 Per state prices apply to supported states (See supported states)
                  3  All prices are for one site
                  4  Terms of Payment:  Read Policy Manual
                  5 Base License Fee includes 1 day initial installation & Shell training/setup/1 Day of Train the trainer for most products; 2 days for CPP
                  6  Prices are for Rating and Issuance
                  7  All items (*) are subject to review; new product lines

                  MAINTENANCE:
                  Frequency of Bureau changes and complexity of the LOB affect
                     Maintenance.
                  The maximum base License reflects a 20% discount off the
                     maximum number of states.
                  Included in Maintenance:
                                             ISO/NCCI Rates, Rules & Forms
                                             bug fixes
                                             regular releases on CD
                                             Help Desk - Reporting SPRs and
                                               answering questions
                                             QA of products

                  LICENSE
                  The License for the above products include the Shell.

NEEDS TO BE INCLUDED IN PRICE BOOK:
Additional site license
ballparks for custom products
Oracle License; prices based on ISAM